Exhibit (g) v. a. 4.

AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

As of the effective date of each Agreement, the Amendment Effective Date, the Accelerated Death Benefit Rider (ABR) will be              in the Agreements in the attached Exhibit.

The Ceding Company              ABR:

             policies –             .

             policies –             .

The methods described above are             .

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Senan O’Loughlin	Date:	5 DEC 2012
Print name:	Senan O’Loughlin
Title:	SVP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Joseph Lapine	Date:	December 5, 2012
Print name:	Joseph Lapine
Title:	Senior Vice President

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Exhibit

Effective Date of Agreement	Description	TAI Code

5/1/2001	VUL II

8/1/2008	VUL III

AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS listed in Exhibit I

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

Effective July 30, 2012, the Amendment Effective Date, the Agreements are hereby revised to             . The              guidelines in the attached Exhibit II shall be added to the Underwriting Guidelines section of the Agreements. Note, it is agreed by the Reinsurer and the Ceding Company that the Agreements will             .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Senan O’Loughlin	Date:	6 DEC 2012
Print name:	Senan O’Loughlin
Title:	Senior Vice President

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Steven M Cvijanovich	Date:	December 6, 2012
Print name:	Steven M Cvijanovich
Title:	Senior Vice President

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Exhibit I

Effective Date of Agreement	Description	TAI Code

5/1/2001	VUL II

8/1/2008	VUL III

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Exhibit II

•	.

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•	Guidelines .

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•	.

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•	.

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•	.

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Country Classifications

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Country Classifications

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AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

Effective January 1, 2013, the Amendment Effective Date, Article III - Basis of Reinsurance of the Agreements in the attached Exhibit will be replaced with the attached Article III - Basis of Reinsurance revising to             .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Senan O’Loughlin	Date:	7 DEC 2012
Print name:	Senan O’Loughlin
Title:	SVP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Steven M Cvijanovich	Date:	December 7, 2012
Print name:	Steven M Cvijanovich
Title:	Senior Vice President

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Exhibit

Effective Date of Agreement	Description	TAI Code
8/1/2008	VUL III

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ARTICLE III: BASIS OF REINSURANCE

A.	Life insurance shall be reinsured on a . The Reinsurer .

B.	For the purpose of this Agreement, except as noted below, the net amount at risk shall be .

C.

The amount at risk may be determined using actual cash values, account values, tabular values, or by other methods agreeable to the Ceding Company and the Reinsurer. Schedule D – Special Net Risk Calculations defines special methods for calculating the net amount at risk different from B of this Article.